Lawrence A. Samplatsky, Esquire

Assistant Vice President and Senior Counsel

The Lincoln National Life Insurance Company

350 Church Street

Hartford, Connecticut  06103-1106

Telephone: (860) 466-3833

Facsimile: (860) 466-1778

Lawrence.Samplatsky@LFG.com

September 2, 2008	VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-0506

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 811-21028

Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 811-08559

LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776, 333-149053; 811-08651

LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 811-21029

CG Variable Life Insurance Separate Account I: File No. 033-84426; 811-08780

CG Variable Life Insurance Separate Account II: File No. 033-89238; 811-08970

Variable Life B of ING Life Insurance and Annuity Company: File No. 033-75248, 033-76004, 033-76018, 033-64277, 333-27337; 811-04536

Commissioners: As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the above-referenced Separate Accounts, unit investment trusts, registered under the Act, mailed to contract owners a report containing financial statements and other applicable information (“Semi-Annual Report”) for the period ending June 30, 2008; for each of the management investment companies (the “Underlying Funds”) issuing securities held by the Account.  We understand that the Underlying Funds have filed or will file their Semi-Annual Reports with the Commission under separate cover.  If you have questions or comments, please contact me at (860) 466-3833.

Very truly yours,

/s/ Lawrence A. Samplatsky, Esquire

Lawrence A. Samplatsky, Esquire
Assistant Vice President and Senior Counsel